UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 5, 2025

BODHI TREE BIOTECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	021-543738	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 172

Danville, CA 93506

(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 406-4528

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 4, 2025, Bodhi Tree Technology Inc. (the “Company”) filed a registration statement on Form S-1, as amended, (“Registration Statement”) with the Securities and Exchange Commission (“SEC”). The Registration Statement contained an immaterial inaccuracy, disclosing that 55 accredited investors participated in a private placement transaction. The correct number of accredited investors is 29.

On April 15, 2025, the Company filed a Form D with the SEC in connection with private placement transactions it conducted. The initial filing contained a typographical error indicating that 29 non-accredited investors participated in the transactions. In fact, no non-accredited investors participated in the transactions. The Company filed an amended Form D on June 5, 2025 to correct this error.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bodhi Tree Biotechnology Inc.

Date: June 5, 2025	By:	/s/ Xiaohang Wang
Xiaohang Wang, Chairman and Chief Executive Officer

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